                          CURRENT INCOME SHARES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 14, 1997

To the Shareholders of
  Current Income Shares, Inc.

    The Annual Meeting of Shareholders (the "Meeting") of Current Income Shares, Inc., a Delaware corporation (the "Company"), will be held in the Board Room on the 38th floor of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, on Thursday, August 14, 1997 at 11:00 A.M. California time, for the following purposes:

        (1) To elect the Board of Directors of the Company;

        (2) To approve or disapprove the selection of Deloitte & Touche LLP as the independent public accountants for the Company for the fiscal year ending December 31, 1997;

        (3) To approve or disapprove the continuation of the Management and Investment Advisory Agreement between the Company and Union Bank of California, N.A., the Company's adviser; and

        (4) To transact such other business as may properly come before the Meeting.

    The Meeting may be adjourned from time to time and, at any adjourned meeting, action with respect to the matters specified in this notice may be taken with such further notice to shareholders, if any, as may be required by the By-Laws.

    Only shareholders of the Company of record at the close of business on June 30, 1997 are entitled to notice of and to vote at the Meeting and any adjournments thereof. A list of such shareholders will be open to examination by any shareholder for any purpose germane to the Meeting, at the time and place of the Meeting and, during the ten days prior to the Meeting, at the office of Harris Trust Company of California, 601 South Figueroa Street, 49th Floor, Los Angeles, California 90017.

    Your attention is directed to the attached Proxy Statement. YOU ARE REQUESTED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE WITHOUT DELAY. PLEASE DO SO WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. You are invited to attend and your proxy will not be used if you are present and prefer to vote in person.

                                       By order of the Board of Directors

                                             Jonathan A. Wright, Secretary

July 7, 1997

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 14, 1997

                          CURRENT INCOME SHARES, INC.
                           445 SOUTH FIGUEROA STREET
                         LOS ANGELES, CALIFORNIA 90071
                                PROXY STATEMENT

    This Proxy Statement is being sent on or about July 7, 1997 in connection with the solicitation by the Board of Directors of Current Income Shares, Inc., a Delaware corporation (the "Company"), of proxies, on the form enclosed with this Proxy Statement, for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on Thursday, August 14, 1997, at 11:00 A.M. California time, in the 38th floor Conference Room of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, and at any adjournments of the Meeting. All proxies which are properly completed, signed and returned to the Company prior to the Meeting will be voted in accordance with the instructions given therein. Any proxy given by a shareholder may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by any shareholder voting in person at the Meeting.

    The Company has fixed the close of business on June 30, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On that date the Company had outstanding 3,673,334 shares of common stock, par value $1.00 per share (the "Common Stock"), constituting the only voting securities of the Company. The presence in person or by proxy of more than one-half of the outstanding shares entitled to vote at the Meeting will constitute a quorum. If a quorum is not present at the Meeting, sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, or the holders of shares present, in person or by proxy, determine to adjourn the Meeting for any other reason, the shareholders present, in person or by proxy, may adjourn the Meeting from time to time. No notice of an adjourned meeting date will be given, other than announcement at the Meeting, unless the adjournment is for more than 30 days or a new record date is set for the adjourned meeting. Any such adjournment will require the affirmative vote of shareholders holding a majority of the shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those shares which they are entitled to vote that voted in favor of all proposals; they will vote against any such adjournment those shares that they are entitled to vote that voted against any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum. Each shareholder is entitled to one vote for each share of Common Stock then standing in his or her name. Shareholders are not entitled to cumulate their votes for the election of Directors, which means that the holders of a majority of the shares represented can elect the entire Board of Directors.

    Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present for purposes of determining a "majority of the outstanding shares" present at the Meeting, as defined in the Investment Company Act of 1940. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal 3.

    The Company will furnish without charge a copy of its most recent Annual Report and Semi-Annual Report to a shareholder upon request. Such request may be made by calling the Company during business hours at (800) 634-6521, or by writing to the Company at the address set forth above.

    The cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy form and the cost of soliciting proxies relating to the Meeting will be borne by the Company and Union Bank of California, N.A. (the "Adviser"), the Company's present investment adviser. The Company will request banks and brokers to solicit their customers who are beneficial owners of Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitations of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company or of Union Bank of California, N.A. but no additional compensation will be paid to such individuals, or the Adviser, on account of such activities.

                     STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth as of March 31, 1997 certain information as to the Common Stock owned beneficially by each person who is known to the Company to own more than 5% of the outstanding Common Stock and all executive officers and Directors as a group.

                             NUMBER OF
                               SHARES      PERCENTAGE OF
NAME AND ADDRESS            BENEFICIALLY    OUTSTANDING
 OF BENEFICIAL OWNER           OWNED          SHARES
--------------------------  ------------   -------------
All executive officers and
 Directors as a group           4389           0.12%

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    At the Meeting, six members of the Board of Directors are to be elected, to serve until the Company's next annual meeting of shareholders and until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote the shares represented thereby for the election of the persons listed below unless a shareholder specifically indicates in his proxy his desire to withhold authority to vote for any of those persons. A plurality of votes cast is required to elect directors.

    At a meeting held on February 12, 1997, the Company's Board of Directors nominated the following slate of Directors. All of these nominees have indicated that they are willing to serve as Directors and that they are able to do so. If, however, any nominee should refuse or be unable to serve, the Board of Directors proxy holders will vote the proxies FOR such other person as the Board of Directors may recommend.

    Directors of the Company serve terms of office which expire on the date of the next annual meeting of shareholders and upon the election of their successors.

    According to information furnished to the Company by the nominees listed below, their principal occupations and affiliations during at least the past five years, their current directorships with other companies, and their beneficial ownership of shares of Common Stock of the Company at December 31, 1996, are as follows:

                                                                                      NUMBER
                                                                      HAS SERVED AS     OF
                                PRINCIPAL OCCUPATIONS,                  DIRECTOR      SHARES
    NAME      AGE            EMPLOYMENT AND DIRECTORSHIPS                 SINCE       OWNED+
------------  --- --------------------------------------------------  -------------   ------
Willard       61  Partner of Ernst & Young (formerly Ernst &                   --        --
 H. Altman        Whinney) from 1969 to retirement in 1995.

Morris A.     74  President, Weingart Foundation (a charitable          May, 1980       500
 Densmore         foundation), from 1983 to 1988; Executive Vice
 (1)(2)           President, Union Bank, from 1971 until retirement
                  in 1983.

Stephen J.    75  Vice President, Union Bank, from 1983 until           May, 1986     1,689
 Dunn(1)          retirement in 1991; Vice President and Portfolio
                  Manager of the Company from 1983 to 1991; Bond
                  Trader and Portfolio Adviser with Thomson McKinnon
                  from 1981 to 1983.

Clark R.      48  President, Pacific Alliance Capital Management        May, 1991        --
 Gates*(2)        (formerly known as Union Capital Advisors), a
                  division of Union Bank of California, N.A., from
                  October 1990; Senior Vice President, Union Bank of
                  California, N.A. since October, 1991; Vice
                  President, Union Bank, from January, 1990 to
                  October, 1991; Managing Director, Pacific Century
                  Advisors, from 1986 to 1989; Vice President and
                  Director, Dreyfus Service Corporation, from 1981
                  to 1986.

                                                                                      NUMBER
                                                                      HAS SERVED AS     OF
                                PRINCIPAL OCCUPATIONS,                  DIRECTOR      SHARES
    NAME      AGE            EMPLOYMENT AND DIRECTORSHIPS                 SINCE       OWNED+
------------  --- --------------------------------------------------  -------------   ------
William R.    74  Director, HighMark Funds (formerly Stepstone Funds    May, 1980       100
 Howell(1)        (a registered investment company)), since
                  November, 1990; Vice Chairman, Union Bank, from
                  1976 until retirement in 1982; Executive Vice
                  President, Union Bank, from 1969 to 1976; Director
                  of Municipal Fund for California Investors, from
                  1983.
Michael L.    56  Independent financial consultant from January,        May, 1981       300
 Noel(1)          1995; Executive Vice President, Mission Land
                  Company, from January 1994 until retirement in
                  December, 1994; Senior Vice President, Chief
                  Financial Officer and Director, Mission Energy
                  Company, February 1992 to January 1994; Senior
                  Vice President, Southern California Edison
                  Company, April 1991 to February 1992; Vice
                  President, Treasurer and Chief Financial Officer,
                  Southern California Edison Company, from October
                  1990 to April 1991; Director, Hancock Savings
                  Bank, from 1986; Director, Software Toolworks,
                  Inc., from July, 1989 to April 1994; Director,
                  HighMark Funds (formerly Stepstone Funds), from
                  November 1990.

------------------------

+ As of March 31, 1997, no Director or nominee beneficially owned 1% or more of the outstanding Common Stock. As of March 31, 1997, all Directors and officers as a group beneficially owned a total of 4389 shares of Common Stock of the Company, or less than 1% of the outstanding shares.

* Mr. Gates is an "interested person" of the Company within the meaning of the Investment Company Act of 1940, because he is an officer of Union Bank of California, N.A., which is the Company's investment adviser and which provides other services to the

  Company (see "Approval of Continuation of the Management and Investment Advisory Agreement"). Mr. Gates is also President of the Company.

(1) Member of the Audit Committee. The function of the Audit Committee, which met two times in 1996, is to review the financial statements and control procedures with the officers of the Company and the independent accountants, with a view to assessing and improving the Company's control procedures, determining the adequacy of the audit and understanding the factors which influenced the Company's performance. Results of these reviews are reported to the Board of Directors of the Company. The Audit Committee also has the responsibility of recommending independent public accountants for selection by the Board of Directors. Lorenzo D. Courtright who is retiring, is the current Chairman of the Audit Committee.

(2) Member of the Executive Committee, which has the powers of the Board of Directors in the management of the business and affairs of the Company except the power to recommend to shareholders any action requiring shareholder approval. Mr. Gates is Chairman of the Executive Committee.

   The Board of Directors has no nominating committee. During 1996, the Board of Directors met four times, and all Directors attended at least 75% of the meetings. Lorenzo D. Courtright, who was last elected a Director in 1996, is not standing for reelection.

    Set forth below is a table indicating the names and ages of the principal officers of the Company who are not also Directors of the Company.

                                                         POSITION WITH
                                 POSITION WITH           UNION BANK OF
        NAME           AGE        THE COMPANY             CALIFORNIA
---------------------  ---   ----------------------  ---------------------
James V. Atkinson       62   Vice President and      Vice President
                             Portfolio Manager

Richard H. Earnest      59   Vice President          Vice President

Paul Mastin             40   Treasurer               Vice President

Kevin Rogers            37   Vice President          Vice President

Jonathan A. Wright      49   Secretary               Vice President and
                                                     Senior Counsel

    The principal business address of Mr. Atkinson is Union Bank of California, N.A. 530 "B" Street, San Diego, California 92101. The principal business address of Messrs. Earnest, Rogers and Wright is Union Bank of California, N.A. 445 South Figueroa Street, Los Angeles, California 90071. The principal business address of Mr. Mastin is Union Bank of California, N.A. 475 Sansome Street, San Francisco, California 94111.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    Each Director who is not a director, officer or employee of the Adviser or of a corporation affiliated with the Adviser receives a Director's fee of $6,000 per year for his services, which includes fees for attending regular meetings. In addition, such Directors receive $250 for each special meeting attended.

    The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended December 31, 1996, to the Directors who are not affiliated with the Adviser, as well as the aggregate compensation paid to such Directors for service on the Boards of all other registered investment companies advised by the Adviser or its affiliates (the "Adviser Complex"):

                                                 PENSION OR                      TOTAL
                                                 RETIREMENT      ESTIMATED    COMPENSATION
                                                  BENEFITS         ANNUAL     FROM COMPANY
                                 AGGRETATE       ACCRUED AS       BENEFITS    AND ADVISER
                                COMPENSATION   PART OF COMPANY      UPON      COMPLEX PAID
             NAME               FROM COMPANY      EXPENSES       RETIREMENT   TO DIRECTOR
------------------------------  ------------   ---------------   ----------   ------------
L. D. Courtright..............     $6,000            -0-            -0-         $ 6,000
M. A. Densmore................     $6,250            -0-            -0-         $ 6,250
S. J. Dunn....................     $6,250            -0-            -0-         $ 6,250
W. R. Howell..................     $6,250            -0-            -0-         $19,000(25**)
M. L. Noel....................     $6,250            -0-            -0-         $17,000(25**)

------------------------
 * Indicates the Company only.
** Indicates total number of funds in Adviser Complex, plus the Company.

    The Company does not compensate its officers or employees for their services to the Company, which expenses are borne by the Adviser. Reference is made to information under the heading "The Advisory Agreement and Compensation of the Adviser" for a discussion of fees paid by the Company to the Adviser.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

    At a meeting held on February 12, 1997, a majority of the independent Directors, who are not interested persons of the Company (as defined in the Investment Company Act of 1940), selected the firm of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997. The Company is submitting such selection to the shareholders for approval or disapproval. To the best knowledge of the Board of Directors, such firm has no direct or material indirect financial interest in the

Company, nor has it served the Company in any capacity other than as independent public accountants.

    A majority of votes cast is required to approve the independent public acountants. Unless otherwise instructed, the proxies will vote to approve the selection of Deloitte &
Touche LLP.

                        APPROVAL OF CONTINUATION OF THE
                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT
                                (PROPOSAL NO. 3)

    At the Meeting, the shareholders will be asked to approve the continuation of the Management and Investment Advisory Agreement (the "Agreement") between the Company and Union Bank of California, N.A. (the "Adviser"). The Agreement was originally approved by the Board of Directors and the directors who are not "interested persons" of the Company on November 9, 1995 and by the shareholders at the Annual Meeting held March 14, 1996.

THE AGREEMENT AND COMPENSATION OF THE ADVISER

    By its terms, the Agreement continues from year to year so long as its continuance is approved at least annually by vote of a majority of the outstanding voting securities of the Company or by vote of the Board of Directors of the Company and, in either event, by the vote cast in person by a majority of Directors who are not parties to the Agreement or "interested persons" of any party to the Agreement, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated on sixty days' notice by the Adviser, by the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company, in each instance without the payment of any penalty. It will automatically terminate upon any assignment. For purposes of the Investment Company Act of 1940, a "majority of the outstanding voting securities" of the Company means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

    The Agreement requires the Adviser to provide investment management and advisory services to the Company. Under the Agreement, the Adviser advises the Company on the composition of its portfolio and provides and bears the costs of research and continuous supervision of the portfolio. The Adviser is authorized, subject to control by the Company's Board of Directors, to determine which securities are to be bought or sold and in what amounts. The Adviser is required by the Agreement to pay for office space, facilities, business equipment and the costs of keeping the Company's accounting records.

    For providing these services, the Adviser receives a management fee which on an annual basis will amount to 0.5% of the average net asset value of the Company. This fee is computed and accrued weekly and is payable monthly. At December 31, 1996, the Company's total net asset value was $47,942,613, equivalent to $13.05 per share.

    All costs and expenses incurred in the operation of the Company, other than the expenses specifically assumed by the Adviser under the Agreement, are borne by the Company. These costs and expenses include brokerage commissions on portfolio transactions, fees and expenses of directors, interest, taxes, various corporate fees and expenses, auditing and legal fees and expenses incident to any public offering of the shares of the Company.

    The Agreement provides that if costs and expenses (including the management fee but excluding interest, taxes, brokerage fees and the expenses of any offering of the Company's securities) borne by the Company in any fiscal year exceed 1 1/2% of the first $30 million of the average net asset value of the Company plus 1% of the average net asset value of the Company in excess of $30 million, the Adviser will pay such excess to the Company on a monthly basis as provided in the Agreement. No such payment under the Company's Agreement was required for 1996.

    The Company paid $240,422 for management and investment advisory services in 1996 to the Adviser, Union Bank of California, N.A.

PORTFOLIO TRANSACTIONS AND RATE OF TURNOVER

    The Company's investment adviser, subject to the supervision of the Board of Directors of the Company, purchases and sells securities for the Company's portfolio through those brokers or dealers who execute such orders promptly and at prices and under conditions believed to be most favorable to the Company. Certain dealers may be selected for the research, statistical or other services they provide, but best execution and price are the primary considerations in all cases. Purchases and sales of securities traded in the over-the-counter market will be transacted with those persons who, in the opinion of the Company's investment adviser, provide the best prices and executions.

    During 1996, the Company paid no brokerage commissions in connection with the purchase and sale of portfolio securities.

    The rate of portfolio turnover for 1996 was 62.86%.

FURTHER INFORMATION CONCERNING THE PROPOSED NEW ADVISER

    The Adviser, Union Bank of California, N.A. is a federally-chartered national banking association originally chartered in 1864, and is subject to oversight by the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency, among others. Union Bank of California, N.A. had total assets of approximately $29.23 billion and shareholder equity of approximately $2.49 billion at December 31, 1996.

    Union Bank of California, N.A. is a subsidiary of UnionBanCal Corporation, a bank holding company which owns approximately 94% of the outstanding shares of common stock of the Adviser. Bank of Tokyo-Mitsubishi in turn owns approximately 81% of the outstanding common stock of UnionBanCal Corporation. In addition to its indirect ownership of the Adviser through its ownership of 81% of the common stock of UnionBanCal Corporation, Bank of Tokyo-Mitsubishi also owns directly approximately 6% of the common stock of the Adviser. As a consequence, both UnionBanCal Corporation and Bank of Tokyo-Mitsubishi are deemed to control the Adviser for purposes of the Investment Company Act of 1940.

    The Adviser is subject to the Glass-Steagall Act. The Glass-Steagall Act, among other things, prohibits, with certain exceptions, bank and bank holding companies from engaging in the business of issuing, underwriting, selling or distributing securities and from affiliating with companies engaged in those activities. Subsequent to the decision of the United States Supreme Court in INVESTMENT COMPANY INSTITUTE v. CAMP, the Board of Governors of the Federal Reserve System issued regulations forbidding a bank holding company or subsidiary thereof from organizing, sponsoring or controlling a registered open-end investment company continuously engaged in distributing its shares but permitting a subsidiary of a bank holding company to serve as investment adviser to a registered investment company, such as the Company, subject to a number of terms and conditions. In the event the Adviser is prohibited from acting as the investment adviser for the Company, it is expected that the Board of Directors would recommend to the shareholders the selection of another qualified adviser.

    The Adviser also acts as the investment adviser to the HighMark Funds, a family of registered mutual funds presently advised by Union Bank of California. As of April 30, 1997, the HighMark Funds included the following funds with investment objectives similar to that of the Company:

                                                                       RATIO OF
                                                     ASSET VALUE     ADVISORY FEE
                                                    (000 OMITTED)   TO NET ASSETS*
                                                    -------------   --------------
HighMark Intermediate-Term Bond Fund..............    $156,189           0.50%
HighMark Government Securities Fund...............      55,970           0.50%
HighMark Bond Fund................................    $ 65,235           0.50%

------------------------

* Excluding fee waivers

DIRECTORS AND OFFICERS OF THE ADVISER

    The following are the directors and principal executive officers of Union Bank of California, N.A., the Adviser:

                                      POSITION WITH
NAME                                   THE ADVISER                     BUSINESS BACKGROUND
----------------------------  -----------------------------  ---------------------------------------
Richard D. Farman             Director.                      President, Chief Operating Officer and
                                                             Director of Pacific Enterprises since
                                                             1993. A director of Union Bank from
                                                             1988 to 1996.

Stanley F. Farrar             Director.                      Partner, Sullivan & Cromwell,
                                                             attorneys, since 1984. A director of
                                                             Bank of California, N.A. from 1984 to
                                                             1996.

Herman E. Gallegos            Director.                      Independent management consultant since
                                                             1982. Director of Pacific Telesis Group
                                                             and Pacific Bell. A director of Union
                                                             Bank from 1988 to 1996.

Jack L. Hancock               Director.                      Former Executive Vice President of
                                                             Pacific Bell. Director of Whittaker
                                                             Corporation. A director of Union Bank
                                                             from 1994 to 1996.

                                      POSITION WITH
NAME                                   THE ADVISER                     BUSINESS BACKGROUND
----------------------------  -----------------------------  ---------------------------------------
Richard C. Hartnack           Vice Chairman of the Board.    Former Executive Vice President of The
                                                             First National Bank of Chicago. Vice
                                                             Chairman of the Union Bank Board from
                                                             1991 to 1996.

Roy A. Henderson              Vice Chairman of the Board.    Former President and Chief Operating
                                                             Officer of Puget Sound Bank. A director
                                                             of Bank of California, N.A. from 1993
                                                             to 1996.

Harry W. Low                  Director.                      Mediator/Arbitrator, Judicial
                                                             Arbitration & Mediation Services, Inc.
                                                             since 1992. A director of Union Bank
                                                             from 1993 to 1996.

Mary S. Metz                  Director.                      Dean of University Extension,
                                                             University of California, Berkeley
                                                             since 1991. Director of Pacific Telesis
                                                             Group, Pacific Gas & Electric Co. and
                                                             Longs Drugs Stores. A director of Union
                                                             Bank from 1988 to 1996.

Raymond E. Miles              Director.                      Professor, Haas School of Business,
                                                             University of California, Berkeley
                                                             since 1963. A director of Bank of
                                                             California, N.A. from 1987 to 1996.

Takahiro Moriguchi            President and Chief Executive  Vice Chairman and Chief Financial
                              Officer.                       Officer of Union Bank of California,
                                                             N.A. from 1996 to 1997. Vice Chairman
                                                             and Chief Financial Officer of Union
                                                             Bank from 1993 to 1996. Director of The
                                                             Bank of Tokyo-Mitsubishi, Ltd. since
                                                             1995.

                                      POSITION WITH
NAME                                   THE ADVISER                     BUSINESS BACKGROUND
----------------------------  -----------------------------  ---------------------------------------
Shin Nakahara                 Director.                      Chief Executive Officer of The Bank of
                                                             Tokyo-Mitsubishi, Ltd. North American
                                                             Headquarters since 1996. Director of
                                                             Union Bank from 1994 to 1996. Director
                                                             of The Bank of Tokyo-Mitsubishi, Ltd.
                                                             since 1989.

J. Fernando Niebla            Director.                      Chairman and Chief Executive Officer of
                                                             Infotec Commercial Systems since June,
                                                             1996. Chairman and Chief Executive
                                                             Officer of Infotec Development,
                                                             Inc.1979 to 1996. A director of Bank of
                                                             California, N.A. from 1994 to 1996.

Minoru Noda                   Deputy Chairman, Chief         Vice Chairman and Chief Credit Officer,
                              Financial Officer and Chief    Union Bank of California, N.A. from
                              Credit Officer.                1996 to 1997. Executive Vice President
                                                             and Director of Bank of California,
                                                             N.A. from 1993 to 1996.

Sidney R. Petersen            Director.                      Consultant and private investor since
                                                             1984. Former Chairman and Chief
                                                             Executive Officer of Getty Oil Company.
                                                             Director of Avery Dennison Corporation,
                                                             NICOR, Inc., Global Natural Resources,
                                                             Inc. and Group Technologies
                                                             Corporation. A director of Union Bank
                                                             from 1988 to 1996.

Carl W. Robertson             Director.                      Managing Director of Warland
                                                             Investments Company since 1985. A
                                                             director of Bank of California, N.A.
                                                             from 1975 to 1996.

                                      POSITION WITH
NAME                                   THE ADVISER                     BUSINESS BACKGROUND
----------------------------  -----------------------------  ---------------------------------------
Charles R. Scott              Director.                      Chairman and Chief Executive Officer of
                                                             Leadership Centers USA since 1995. Vice
                                                             Chairman and Director of Pier I
                                                             Imports, Inc. A director of Bank of
                                                             California, N.A. from 1990 to 1996.

Henry T. Swigert              Director.                      Chairman of ESCO Corporation since
                                                             1979. A director of Bank of California,
                                                             N.A. from 1989 to 1996.

Tsuneo Wakai                  Director                       Chairman of the Board, The Bank of
                                                             Tokyo-Mitsubishi, Ltd.

Robert M. Walker              Vice Chairman and Director.    Former Vice Chairman and Chief Credit
                                                             Officer of Valley National Bank of
                                                             Arizona. Vice Chairman of Union Bank
                                                             from 1992 to 1996.

Blenda J. Wilson              Director.                      President of California State
                                                             University, Northridge since 1992. A
                                                             director of Union Bank from 1993 to
                                                             1996.

Tamotsu Yomaguchi             Chairman of the Board.         Chairman of Union Bank from 1992 to
                                                             1996 and during 1988. 1989 Former
                                                             Resident Senior Managing Director for
                                                             the Americas of The Bank of Toyko Ltd.
                                                             and Chairman of Bank of Tokyo Trust
                                                             Company.

Kenji Yoshizawa               Director.                      Deputy President and Director, The Bank
                                                             of Tokyo-Mitsubishi, Ltd.

        REQUIRED VOTE FOR APPROVAL OF THE CONTINUATION OF THE AGREEMENT

    The Board of Directors of the Company recommends that the shareholders vote in favor of the continuation of the Agreement previously described. The favorable vote of the lesser of (i) a majority of the outstanding shares of Common Stock of the Company, or (ii) 67% or more of the shares represented at the Meeting if the holders of more than 50% of the outstanding shares of Common Stock of the Company are present or represented by proxy at the Meeting, is required for such approval. The Board of Directors' proxy holders will vote to approve the Agreement unless otherwise instructed.

    If the shareholders do not approve the continuation of the Agreement, the Board of Directors of the Company will attempt to negotiate a new agreement with some other party and submit it for approval to the Company's shareholders.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other business should come before the Meeting, the proxies will vote thereon in accordance with their best judgment.

    Shareholders wishing to submit proposals for inclusion in the proxy statement for the 1998 Shareholders' meeting should send their written proposals to the Secretary of the Company by December 31, 1997 at 445 South Figueroa Street, Los Angeles California 90071.

    Please complete and sign the enclosed proxy and return it in the envelope provided so that the Meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating. You may nevertheless vote in person if you attend the Meeting.

                                       By Order of the Board of Directors
                                       JONATHAN A. WRIGHT, Secretary

July 7, 1997

PROXY                       CURRENT INCOME SHARES, INC.                    PROXY
              445 South Figueroa Street, Los Angeles, California 90071
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned shareholder of Current Income Shares, Inc., a Delaware corporation, hereby constitutes and appoints Morris A. Densmore, Stephen J. Dunn and Clark R. Gates, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to attend and act for the undersigned at the Special Meeting of Shareholders of said corporation to be held on Thursday, August 14, 1997, at 11:00 A.M. California time, in the Conference Room on the 38th floor of the Union Bank Building at 445 South Figueroa Street, Los Angeles, California 90071, and at any adjournments thereof, and in connection therewith to vote and represent all of the shares of Common Stock of said corporation which the undersigned is entitled to vote as directed on the reverse side.

     Such attorneys and proxies, and each of them, shall have all the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

    Please mark this Proxy and sign and date it on the reverse side hereof and return it in the enclosed envelope.

      PLEASE MARK IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.   /x/


(1)  ELECTION OF DIRECTORS
     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
     Willard H. Altman, Morris A. Densmore, Stephen J. Dunn, Clark R. Gates, William R. Howell and Michael L. Noel

        FOR all
        nominees listed                    WITHHOLDAUTHORITY
        below (except                      to vote for all
        as marked to                       nominees
        the contrary)   / /                listed at left.    / /
--------------------------------------------------------------------------------
(2) PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 1997.

        For   / /        Against   / /         Abstian   / /
--------------------------------------------------------------------------------
(3) PROPOSAL TO APPROVE THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT WITH UNION BANK OF CALIFORNIA, N.A.

        For   / /        Against   / /         Abstian   / /


A majority of the above-named proxies present at said Meeting, either in person or by substitute (or if only one thereof shall be present and act, then that one), shall have and exercise all powers of said proxies hereunder. This proxy will be voted in as specified. If no instructions to the contrary are indicated hereon, this proxy will be voted FOR items 1, 2, and 3, shown on this proxy.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement to the Meeting

Dated                                          , 1996
     ------------------------------------------

Signature(s)
            -------------------------------------------------------

-------------------------------------------------------------------

IMPORTANT: In signing this proxy, please sign your name or names on the signature lines in the same way as it appears on the proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT TENANT SHOULD SIGN.

                PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                        POSTAGE PREPAID ENVELOPE PROVIDED.